UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 24, 2007

ALCiS HEALTH, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

(Commission File Number)	(IRS Employer Identification No.)
000-51925	72-1235451

2001 Gateway Place, Suite 520W

San Jose, CA 95110

(Address of Principal Executive Offices and zip code)

408-437-1060

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

560 South Winchester Blvd., 5th Floor

San Jose, CA 95128

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Allen Campbell notified the Registrant on October 24, 2007, that he was resigning from Registrant’s board of directors for personal reasons effective October 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ALCiS Health, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCiS Health, Inc.

Date:	October 29, 2007	By:	/s/ Brian Berchtold
Brian Berchtold, CEO